Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 15, 2019 (the “Sixth Amendment”), among ON SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”), DBNY, as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below and Barclays Bank PLC as the incremental revolving lender (the “Incremental Revolving Lender”) (with capitalized terms used, but not defined, in this paragraph and the recitals below to be defined as provided in Section 1 below).

R E C I T A L S

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the lenders from time to time party thereto (the “Lenders”) and various other parties have previously entered into that certain Credit Agreement, dated as of April 15, 2016, as amended by that certain First Amendment to Credit Agreement, dated as of September 30, 2016, that certain Second Amendment to Credit Agreement, dated as of March 31, 2017, that certain Third Amendment to Credit Agreement, dated as of November 30, 2017, that certain Fourth Amendment to Credit Agreement, dated as of May 31, 2018 and that certain Fifth Amendment to Credit Agreement, dated as of June 12, 2019 (as so amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Section 3.16(a) of the Credit Agreement, the Borrower may, by written notice delivered to the Administrative Agent, request an increase to the existing Revolving Commitments by requesting and obtaining Incremental Revolving Commitments;

WHEREAS, the Borrower has requested that the Incremental Revolving Lender provide Incremental Revolving Commitments to the Revolving Facility pursuant to Section 2.4(a)(i) of the Credit Agreement in an aggregate principal amount of $70,000,000 on the terms and subject to the conditions set forth herein;

WHEREAS, the Incremental Revolving Lender has indicated a willingness to provide the Incremental Revolving Commitments on the terms and subject to the conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Rules of Construction. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement or, if not defined therein, the Credit Agreement as amended hereby. The rules of construction specified in Section 1.2 of the Credit Agreement shall apply to this Sixth Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2. Amendments to the Credit Agreement.

(a) On the Sixth Amendment Effective Date (as defined below), the Incremental Revolving Lender hereby agrees to provide the Incremental Revolving Commitment set forth opposite its name on Schedule 1 attached hereto. Each such Incremental Revolving Commitment provided pursuant to this Section 2(a) shall be added to and become part of the existing Revolving Facility and shall be subject to all of the terms and conditions set forth in the Credit Agreement with respect to Revolving Commitments and Incremental Revolving Commitments under the Revolving Facility, including, without limitation, Section 3 of the Credit Agreement. The Borrower, the Administrative Agent and the Incremental Revolving Lender hereby agree that this Sixth Amendment shall be deemed to constitute an “Increase Revolving Joinder” in satisfaction of Section 3.16 of the Credit Agreement, and the Administrative Agent and each Issuing Lender hereby consent to the joinder of the Incremental Revolving Lender as a Revolving Lender under the Credit Agreement.

(b) After giving effect to this Sixth Amendment on the Sixth Amendment Effective Date, there shall be an automatic adjustment to the Revolving Credit Exposure of each Revolving Lender in the aggregate principal amount the outstanding Revolving Loans and the L/C Exposure (and the participation of the Revolving Lenders therein) to reflect the new Revolving Credit Exposure of each Revolving Lender in the aggregate principal amount of outstanding Revolving Loans and L/C Exposure (and the participation of the Revolving Lenders therein) resulting from the Incremental Revolving Commitment.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Sixth Amendment, the Borrower hereby represents and warrants to each other party hereto that, as of the Sixth Amendment Effective Date (as defined below): (i) the Sixth Amendment has been duly authorized, executed and delivered by it and each of this Sixth Amendment and the Credit Agreement (as amended hereby on the Sixth Amendment Effective Date) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (ii) after giving effect to this Sixth Amendment and the transactions contemplated by this Sixth Amendment, no Default or Event of Default has occurred and is continuing; and (iii) the execution, delivery and performance of this Sixth Amendment and the performance of the Credit Agreement (as amended hereby on the Sixth Amendment Effective Date) shall not (a) violate its Organizational Documents or the Loan Documents, (b) violate any Requirement of Law, Governmental Authorization or any Contractual Obligation of the Borrower or any Restricted Subsidiary (including, without limitation, the Convertible Notes Indentures and, in each case any Permitted Refinancings thereof) and (c) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to its Organizational Documents, any Requirement of Law or any such Contractual Obligation (including, without limitation, the Convertible Notes Indentures and, in each case, any Permitted Refinancings thereof) (other than the Liens created by the Security Documents and the Liens permitted by Section 8.3 of the Credit Agreement), except for any violation set forth in clauses (b) or (c) which could not reasonably be expected to have a Material Adverse Effect.

SECTION 4. Conditions of Effectiveness of this Sixth Amendment.

(a) This Sixth Amendment shall become effective as of the first date (the “Sixth Amendment Effective Date”) when each of the conditions set forth in this Section 4(a) shall have been satisfied (which, in the case of clause (ii) below, may be substantially concurrent with the satisfaction of the condition specified in clause (i) below):

(i) The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower, each of the other Loan Parties, the Incremental Revolving Lender, each Issuing Lender and the Administrative Agent and the Collateral Agent.

(ii) The Borrower shall have paid all costs, fees and other amounts due and payable to the Agents and the Lenders, including, to the extent invoiced, reimbursement or payment of reasonable and documented out-of-pocket expenses in connection with this Sixth Amendment and any other reasonable and documented out-of-pocket expenses of the Agents, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent, in each case as required to be paid or reimbursed pursuant to the Credit Agreement.

(iii) On the Sixth Amendment Effective Date and after giving effect to this Sixth Amendment, (A) no Default or Event of Default shall have occurred and be continuing or would result from the borrowings to be made on the Sixth Amendment Effective Date and (B) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date (except to (I) the extent made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects on and as of such specific date and (II) representations and warranties qualified by materiality shall be true and correct in all respects).

(iv) The Administrative Agent shall have received from the Borrower a certificate executed by a Responsible Officer of the Borrower, certifying compliance with (A) the requirements of the immediately preceding clause (iii) and (B) as to compliance with the requirements of Section 11.1 of the Credit Agreement and compliance with Section 3.16 of the Credit Agreement relating to Incremental Revolving Commitments.

(v) The Administrative Agent shall have received a legal opinion, dated the Sixth Amendment Effective Date, of Morrison & Foerster LLP, counsel to the Borrower and its Subsidiaries, reasonably acceptable to the Administrative Agent.

(vi) The Administrative Agent shall have received (x) a solvency certificate substantially in the form of Exhibit I-2 to the Credit Agreement, executed as of the Sixth Amendment Effective Date by the chief financial officer of the Borrower and (y) a certificate of each Loan Party, dated as of the Sixth Amendment Effective Date, substantially in the form of Exhibit F-2 to the Credit Agreement, with appropriate insertions and attachments including the certificate of incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party (or a certification from the applicable Loan Party that there has been no change to such organizational documents since June 12, 2019), good standings from the applicable secretary of state of organization of each Loan Party, a certificate of resolutions or other action, incumbency certificates of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Sixth Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Sixth Amendment Effective Date.

SECTION 5. Effect of Sixth Amendment. (a) Except as expressly set forth in this Sixth Amendment or in the Credit Agreement, this Sixth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents (including all Incremental Revolving Commitments), in each case, as amended by this Sixth Amendment. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Sixth Amendment Effective Date, each reference in (i) the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as modified by this Sixth Amendment. This Sixth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) This Sixth Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

(d) This Sixth Amendment may not be amended, modified or waived except in accordance with Section 11.1 of the Credit Agreement.

SECTION 6. Costs and Expenses. The Borrower hereby agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Sixth Amendment, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent, in each case, as required to be reimbursed pursuant to the Credit Agreement.

SECTION 7. Post-Closing Obligations. Within ninety (90) days after the Sixth Amendment Effective Date, unless extended in writing by the Administrative Agent in its reasonable discretion, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, the following:

(a) an executed amendment to each existing Mortgage (a “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of each Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage;

(b) with respect to each Mortgage, a date down and modification endorsement (or to the extent a date down and modification endorsement is not available, a new title insurance policy) to the existing lender’s title insurance policy insuring such Mortgage, which shall be in form and substance reasonably satisfactory to the Administrative Agent and insures that the Mortgage is a valid and enforceable first priority lien on the Mortgaged Property, free and clear of all Liens other than Liens permitted under Section 8.3 of the Credit Agreement; and

(c) an opinion addressed to the Administrative Agent and the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located which shall include, without limitation, the enforceability of the Mortgage.

SECTION 8. Reaffirmation. By executing and delivering a counterpart hereof, (i) the Borrower and the Subsidiary Guarantors party hereto hereby agree that all Loans incurred by the Borrower and the Incremental Revolving Commitments shall be guaranteed pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof and (ii) each of the Borrower and the Subsidiary Guarantors party hereto hereby (A) agrees that, notwithstanding the effectiveness of this Sixth Amendment, after giving effect to this Sixth Amendment, the Security Documents continue to be in full force and effect, (B) agrees that all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Sixth Amendment) and (C) affirms and confirms all of its obligations, liabilities and indebtedness under the Credit Agreement and each other Loan Document (including the Incremental Revolving Commitments), in each case after giving effect to this Sixth Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Sixth Amendment).

SECTION 9. GOVERNING LAW. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Counterparts. This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission (including in “.pdf” or “.tif” format) of an executed counterpart of a signature page to this Sixth Amendment shall be effective as delivery of an original executed counterpart of this Sixth Amendment.

SECTION 11. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Sixth Amendment.

SECTION 12. Severability. Section 11.9 of the Credit Agreement is hereby incorporated by reference into this Sixth Amendment and shall apply to this Sixth Amendment, mutatis mutandis.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

ON SEMICONDUCTOR CORPORATION, as Borrower

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, a Delaware limited liability company

By:	/s/ Keith D. Jackson
Name:	Keith D. Jackson
Title:	President and Chief Financial Officer

APTINA, LLC, a Delaware limited liability company

By:	/s/ Keith D Jackson
Name:	Keith D. Jackson
Title:	President

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation

By:	/s/ B. Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

Signature Page to ON Semi Sixth Amendment (2019)

FAIRCHILD SEMICONDUCTOR CORPORATION OF CALIFORNIA, a Delaware corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

GIANT HOLDINGS, INC., a Delaware corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

SILICON PATENT HOLDINGS, a California corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

GIANT SEMICONDUCTOR CORPORATION, a North Carolina corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

MICRO-OHM CORPORATION, a North Carolina corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

Signature Page to ON Semi Sixth Amendment (2019)

FAIRCHILD ENERGY, LLC, a Maine corporation

By:	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	Chief Financial Officer

Signature Page to ON Semi Sixth Amendment (2019)

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent and Issuing Lender

By:	/s/ Yumi Okabe
Name:	Yumi Okabe
Title:	Vice President

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

Signature Page to ON Semi Sixth Amendment (2019)

NAME OF INSTITUTION:

BARCLAYS BANK PLC,

as the Incremental Revolving Lender

By:	/s/ Martin Corrigan
Name:	Martin Corrigan
Title:	Vice President

Signature Page to ON Semi Sixth Amendment (2019)

SCHEDULE 1

Incremental Revolving Lender	Incremental Revolving Commitment
Barclays Bank PLC	$70,000,000.00
TOTAL	$70,000,000.00